UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

Kraton Polymers LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15710 John F. Kennedy Blvd., Suite 300, Houston, Texas		77032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-504-4700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e) Compensatory Arrangements of Certain Officers.

On December 20, 2006, Kraton Polymers LLC ("Kraton") entered into a Notional Unit Award Grant Agreement ("Notional Unit Agreement") with Mr. Nicholas G. Dekker, attached hereto as Exhibit 10.1. The Notional Unit Agreement provides a grant of notional units equivalent to notional units of TJ Chemical Holdings LLC* ("TJ Chemical") with a current value of $150,000, based on the value of membership units of TJ Chemical. Twenty percent of the notional units shall vest on each anniversary of the grant date, provided that Mr. Dekker remains employed by the Company through the applicable vesting date. Generally, all unvested notional units are forfeited upon a termination of employment except in the event Mr. Dekker's employment is terminated without cause or for good reason during the two-year period immediately following a change in control, in which case all unvested notional units shall immediately vest. Distribution of membership units representing the portion of vested notional units shall occur as soon as practicable after the earlier of a change in control or termination of Mr. Dekker's employment.

Also, on December 20, 2006, Kraton entered into a Profits Unit Award Agreement ("Profits Unit Agreement") with Mr. Dekker, attached hereto as Exhibit 10.2. The Profits Unit Agreement provides Mr. Dekker with a grant of 125,000 profits units, each of which represents the right to receive a pro rata portion of the appreciation of the value of the assets of TJ Chemical above the "Threshold Amount" (the value of such assets on the date of grant). Fifty percent of the profits units vest when the fair value of the assets equals or exceeds two times the Threshold Amount ("first tranche") and the remaining 50% of the profits units vest when the fair value of the assets equals or exceeds three times the Threshold Amount ("second tranche"). If at the time a determination is made as to whether Mr. Dekker is entitled to any appreciation with respect to the profits units, the value of the assets is more than two times, but less than three times the Threshold Amount, a pro rata portion of the second tranche will vest based on the appreciation above the two times Threshold Amount. Additionally, 100% of the profits units shall vest upon the effective date of a disposition by the initial investors of 51% or more of their aggregate interests in Kraton.

Also, on December 20, 2006, Kraton entered into Amendment No. 1 to the Employment Agreements ("Amendment No. 1") with Messrs. David A. Bradley (originally entered into on March 8, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), Kevin M. Fogarty (originally entered into on November 9, 2005 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), George B. Gregory (originally entered into on November 1, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), Richard A. Ott (originally entered into on April 12, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006) and Joseph J. Waiter (originally entered into on April 12, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), individually, the form of which is attached hereto as Exhibit 10.3.

Amendment No. 1 gives Kraton the authority to amend each Employment Agreement without the executive’s consent, to the extent necessary to avoid the excise taxes imposed by Section 409A of the Internal Revenue Code of 1986, as amended.

Also, on December 20, 2006, Kraton entered into Amendment No. 2 to the Employment Agreements ("Amendment No. 2") with Messrs. Bradley and Waiter, individually, the form of which is attached hereto as Exhibit 10.4.

Amendment No. 2 increased the potential severance payments for each executive from six months of base salary and medical benefits to up to 12 months of base salary and medical benefits upon a termination of employment by the Company without Cause or by the Executive for Good Reason.

Also, on December 20, 2006, Management LLC** entered into Amendment No. 1 to the Profits Unit Award Agreements ("Profits Unit Amendment No. 1") with Messrs. Bradley (originally entered into on September 10, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), Ott (originally entered into on September 10, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006) and Waiter (originally entered into on September 10, 2004 and previously incorporated by reference in Kraton's Form 10-K filed on March 30, 2006), individually, the form of which is attached hereto as Exhibit 10.5.

Profits Unit Amendment No. 1 provides that the second 50% of the Participant’s units shall vest on a pro-rata basis to the extent that at the time a determination is made as to whether the Participant is entitled to any appreciation, TJ Chemical assets are valued at more than two times but less than three times the value of such assets on the date of grant (the "Threshold Amount"). Prior to the amendment, 50% of the units vested when the fair value of the assets of TJ Chemical equaled or exceeded two times the Threshold Amount and the remaining units only vested if the fair value of such assets equaled or exceeded three times the Threshold Amount.

Each of the aforementioned amendments are effective immediately.

* Kraton Polymers LLC is a wholly owned subsidiary of Polymer Holdings LLC. Polymer Holdings LLC is a wholly owned subsidiary of TJ Chemical Holdings LLC and is indirectly owned by TPG Partners III, L.P., TPG Partners IV, L.P., and certain of their parallel investment entities affiliated with or managed by J.P. Morgan Partners LLC and affiliates and certain members of our management or Board of Directors.

** Kraton Polymers LLC and Kraton Management LLC are wholly-owned subsidiaries of Polymer Holdings LLC.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 5.02(e).

(d) Exhibits

10.1 Notional Unit Award Grant Agreement between the Company and Nicholas G. Dekker.

10.2 Profits Unit Award Agreement between Management LLC and Nicholas G. Dekker.

10.3 Form of Amendment No. 1 to the Employment Agreement.

10.4 Form of Amendment No. 2 to the Employment Agreement.

10.5 Form of Amendment No. 1 to the Profits Unit Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Polymers LLC

December 20, 2006	By:	/s/ Joseph J. Waiter

Name: Joseph J. Waiter
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Notional Unit Award Grant Agreement dated November 30, 2005, between the Company and Nicholas G. Dekker.
10.2	Profit Unit Award Agreement dated October 6, 2006, between Management LLC and Nicholas G. Dekker.
10.3	Form of Amendment No. 1 to the Employment Agreement.
10.4	Form of Amendment No. 2 to the Employment Agreement.
10.5	Form of Amendment No. 1 to the Profits Unit Award Agreement.